EX99.28(j)

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-191476) on Form N-1A of AXS Aspect Core Diversified Strategy Fund, a series of the Investment Managers Series Trust II, of our report on Equinox Aspect Core Diversified Strategy Fund, a series of the Equinox Funds Trust, dated November 27, 2019, relating to our audit of the consolidated financial statements and financial highlights, which appear in the September 30, 2019 Annual Report to Shareholders which are also incorporated by reference into this Registration Statement.

We also consent to the references to our firm under the captions “Consolidated Financial Highlights”, “Consolidated Financial Statements”, “Independent Registered Public Accounting Firm”, “Portfolio Holdings Information” and “Service Providers” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

January 27, 2020

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-191476) on Form N-1A of AXS Chesapeake Strategy Fund, a series of the Investment Managers Series Trust II, of our report on Equinox Chesapeake Strategy Fund, a series of the Equinox Funds Trust, dated November 27, 2019, relating to our audit of the consolidated financial statements and financial highlights, which appear in the September 30, 2019 Annual Report to Shareholders which are also incorporated by reference into this Registration Statement.

We also consent to the references to our firm under the captions “Consolidated Financial Highlights”, “Consolidated Financial Statements”, “Independent Registered Public Accounting Firm”, “Portfolio Holdings Information” and “Service Providers” in such Registration Statement

/s/ RSM US LLP

Denver, Colorado

January 27, 2020

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement (No. 333-191476) on Form N-1A of AXS Managed Futures Strategy Fund, a series of the Investment Managers Series Trust II, of our report on Equinox MutualHedge Futures Strategy Fund, a series of the Northern Lights Fund Trust, dated November 27, 2019, relating to our audit of the consolidated financial statements and financial highlights, which appear in the September 30, 2019 Annual Report to Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the captions “Consolidated Financial Highlights”, “Consolidated Financial Statements”, “Independent Registered Public Accounting Firm”, “Portfolio Holdings Information” and “Service Providers” in such Registration Statement.

/s/ RSM US LLP

Denver, Colorado

January 27, 2020